Exhibit 10.1

COMMON UNIT PURCHASE AGREEMENT

by and among

ENVIVA PARTNERS, LP

and

THE PURCHASERS NAMED ON SCHEDULE A HERETO

Schedule A —	List of Purchasers and Purchase Price

Exhibit A —	Form of Registration Rights Agreement
Exhibit B —	Form of Opinion of Vinson & Elkins L.L.P.
Exhibit C —	Subsidiaries of the Partnership
Exhibit D —	Form of Lock-Up Agreement

COMMON UNIT PURCHASE AGREEMENT

This COMMON UNIT PURCHASE AGREEMENT, dated as of June 18, 2020 (this “Agreement”), is by and among ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Partnership”), and each of the purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Partnership intends to acquire all of the limited liability company interests in Georgia Biomass Holding, LLC, a Georgia limited liability company (“Georgia Biomass”, and such acquisition, the “GBM Acquisition”), pursuant to a Membership Interest Purchase and Sale Agreement, by and among the Partnership, innogy SE, a societas europaea formed under the Laws of the Federal Republic of Germany, and innogy Renewables Beteiligungs GMBH, a Gesellschaft mit beschränkter Haftung formed under the Laws of the Federal Republic of Germany (the “GBM Purchase Agreement”);

WHEREAS, the Partnership intends to acquire, directly or indirectly, all of the interests owned by Enviva Development Holdings, LLC, a Delaware limited liability company (“DevCo”), in Enviva Pellets Greenwood Holdings II, LLC, a Delaware limited liability company (“Greenwood Holdings II”, and such transaction, the “Greenwood Contribution”), pursuant to a Contribution Agreement, by and among DevCo, the Partnership, and the Sponsor (as defined below) (the “Greenwood Contribution Agreement” and together with the GBM Purchase Agreement, the “Acquisition Agreements”);

WHEREAS, to fund a portion of the purchase prices for each of the GBM Acquisition and the Greenwood Contribution, the Partnership desires to sell to the Purchasers, and the Purchasers desire to purchase from the Partnership, certain Common Units (as defined below), in accordance with the provisions of this Agreement; and

WHEREAS, the Partnership and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Partnership will provide the Purchasers with certain registration rights with respect to the Common Units acquired pursuant hereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partnership and each of the Purchasers, severally and not jointly, hereby agree as follows:

Article I

DEFINITIONS

Section 1.1     Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Acquisition Agreements” has the meaning specified in the recitals.

“Acquisitions” has the meaning specified in Section 3.1.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Purchase Price” means the product of (i) the Common Unit Price multiplied by (ii) the aggregate number of Purchased Units purchased by the Purchasers.

“Agreement” has the meaning specified in the introductory paragraph.

“Business Day” means a day other than (i) a Saturday or Sunday or (ii) any day on which banks located in New York, New York, U.S.A. are authorized or obligated to close.

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Code” has the meaning specified in Section 3.24.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit Price” has the meaning specified in Section 2.1(b).

“Common Units” means common units representing limited partner interests in the Partnership.

“Consent” has the meaning specified in Section 3.6.

“Delaware LLC Act” means the Delaware Limited Liability Company Act.

“Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act.

“DevCo” has the meaning specified in the recitals.

“Enforceability Exceptions” has the meaning specified in Section 3.7.

“Environmental Laws” has the meaning specified in Section 3.22.

“ERISA” has the meaning specified in Section 3.24.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Existing Registration Rights Agreements” means (i) the Registration Rights Agreement, dated May 4, 2015, between the Partnership, Enviva MLP Holdco, LLC, a Delaware limited liability company and Enviva Cottondale Acquisition I, LLC, a Delaware limited liability company and (ii) the Registration Rights Agreement, dated April 1, 2019, between the Partnership and John Hancock Life Insurance Company (U.S.A.).

“EY” means Ernst & Young LLP, independent registered public accountants and auditors with respect to the Partnership.

“Fundamental Representations” has the meaning specified in Section 7.2.

“GBM Acquisition” has the meaning specified in the recitals.

“GBM Purchase Agreement” has the meaning specified in the recitals.

“General Partner” means Enviva Partners GP, LLC, a Delaware limited liability company.

“General Partner Interest” has the meaning specified in Section 3.2(d).

“Georgia Biomass” has the meaning specified in the recitals.

“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Partnership mean a Governmental Authority having jurisdiction over the Partnership, its Subsidiaries or any of their respective properties or assets.

“Greenwood Contribution” has the meaning specified in the recitals.

“Greenwood Contribution Agreement” has the meaning specified in the recitals.

“Greenwood Holdings II” has the meaning specified in the recitals.

“Incentive Distribution Rights” means all of the incentive distribution rights representing limited partner interests in the Partnership.

“Investment Company Act” has the meaning specified in Section 3.34.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Material Adverse Effect” has the meaning specified in Section 3.1.

“Money Laundering Laws” has the meaning specified in Section 3.26.

“NYSE” means The New York Stock Exchange, Inc.

“OFAC” has the meaning specified in Section 3.27.

“Operative Documents” means, collectively, this Agreement and the Registration Rights Agreement and any amendments, supplements, continuations or modifications thereto.

“Organizational Documents” has the meaning specified in Section 3.10.

“Partnership” has the meaning specified in the introductory paragraph.

“Partnership Agreement” means the First Amended and Restated Limited Partnership Agreement of the Partnership dated May 4, 2015, as amended by the Amendment No. 1 to the First Amended and Restated Limited Partnership Agreement of Enviva Partners, LP effective as of December 18, 2017 and the Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Enviva Partners, LP effective as of January 1, 2019.

“Partnership Entities” means, collectively, the Partnership, the General Partner and the Subsidiaries and each is a “Partnership Entity”.

“Partnership Related Parties” has the meaning specified in Section 6.2.

“Permits” has the meaning specified in Section 3.18.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

“Placement Agents” means Goldman, Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, BMO Capital Markets Corp., Raymond James and Associates, Inc. and HSBC Securities (USA) Inc.

“Placement Agent Engagement Letter” means that certain Placement Agent Engagement Letter, dated as of June 12, 2020, between the Partnership and the Goldman, Sachs & Co. LLC, as amended by the joinder agreements between the Partnership and the other Placement Agents.

“Purchase Price” means, with respect to each Purchaser, the dollar amount set forth opposite such Purchaser’s name in the column titled “Purchase Price” set forth on Schedule A hereto, as adjusted in accordance with Section 7.12, if applicable; provided that in no event shall the Purchase Price applicable to such Purchaser be increased without the prior written consent of such Purchaser.

“Purchased Units” means, with respect to each Purchaser, the number of Common Units (rounded, if necessary, to the nearest whole number) equal to the quotient of (i) the Purchase Price applicable to such Purchaser divided by (ii) the Common Unit Price.

“Purchaser” and “Purchasers” have the meanings specified in the introductory paragraph.

“Purchaser Related Parties” has the meaning specified in Section 6.1.

“Registration Rights Agreement” has the meaning specified in the recitals.

“Registration Statement” has the meaning specified in the Registration Rights Agreement.

“Representatives” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Revolving Credit Facility” means the Amended and Restated Credit Agreement, dated as of October 18, 2018, among the Partnership, Barclays Bank PLC, as administrative agent, and the guarantors and lenders party thereto, as amended.

“Sanctions” has the meaning specified in Section 3.27.

“SEC Reports” means reports and statements filed by the Partnership under the Exchange Act and statements filed by the Partnership under the Securities Act (in the form that became effective), including all amendments, exhibits and schedules thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Sponsor” means Enviva Holdings, LP, a Delaware limited partnership.

“Sponsor Units” has the meaning specified in Section 3.2(f).

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general partner of such partnership, but only if such Person, directly or by one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date of determination or (c) any other Person in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Walled-Off Person” has the meaning specified in Section 4.12.

Article II

AGREEMENT TO SELL AND PURCHASE

Section 2.1     Sale and Purchase.

(a)            Subject to the terms and conditions hereof, the Partnership hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from the Partnership, its respective Purchased Units, and each Purchaser agrees, severally and not jointly, to pay the Partnership the Common Unit Price for each Purchased Unit as set forth in paragraph (b) below.

(b)            The amount per Common Unit each Purchaser will pay to the Partnership to purchase the Purchased Units (the “Common Unit Price”) hereunder shall be $32.50.

Section 2.2     Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Units hereunder (the “Closing”) shall take place at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500 Houston, Texas 77002, or such other location as mutually agreed by the parties, and upon the first Business Day following the satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5 (other than those conditions that are by their terms to be satisfied at the Closing) (the date of such closing, the “Closing Date”). The parties agree that the Closing may occur via delivery of facsimiles or photocopies of the Operative Documents and the closing deliverables contemplated hereby and thereby. Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by all parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken or documents executed or delivered until all have been taken, executed or delivered.

Section 2.3     Mutual Conditions. The respective obligations of each party to consummate the purchase and issuance and sale of the Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)            No Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;

(b)            There shall not be pending any suit, action or proceeding by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement; and

(c)            The signing of the Acquisition Agreements shall have occurred, or shall occur concurrently with the Closing.

Section 2.4     Each Purchaser’s Conditions. The obligation of each Purchaser to consummate the purchase of its Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Units, in whole or in part, to the extent permitted by applicable Law):

(a)            The Partnership shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date;

(b)            (i) The representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of the Partnership shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only);

(c)            The NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Units;

(d)            No notice of delisting from the NYSE shall have been received by the Partnership with respect to the Common Units;

(e)            The Common Units shall not have been suspended by the Commission or the NYSE from trading on the NYSE nor shall suspension by the Commission or the NYSE have been threatened in writing by the Commission or the NYSE;

(f)            No Material Adverse Effect shall have occurred and be continuing; and

(g)            The Partnership shall have delivered, or caused to be delivered, to the Purchasers at the Closing, the Partnership’s closing deliveries described in Section 2.6.

Section 2.5     The Partnership’s Conditions. The obligation of the Partnership to consummate the issuance and sale of the Purchased Units to a Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Partnership in writing, in whole or in part, to the extent permitted by applicable Law):

(a)            (i) The representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only);

(b)            A duly executed Internal Revenue Service Form W-9; and

(c)            Such Purchaser shall have delivered, or caused to be delivered, to the Partnership at the Closing, such Purchaser’s closing deliveries described in Section 2.7.

Section 2.6     Partnership Deliveries. At the Closing, subject to the terms and conditions hereof, the Partnership will deliver, or cause to be delivered, to each Purchaser:

(a)            evidence of the Purchased Units credited to book-entry accounts maintained by the transfer agent of the Partnership, bearing the legend or restrictive notation set forth in Section 4.9, free and clear of all Liens, other than transfer restrictions under the Partnership Agreement and applicable federal and state securities laws;

(b)            the Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by the Partnership;

(c)            A certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that each of the General Partner, the Partnership and the domestic Subsidiaries listed on Exhibit C is in good standing;

(d)            An opinion addressed to the Purchasers from Vinson & Elkins L.L.P., legal counsel to the Partnership, dated as of the Closing, in the form and substance attached hereto as Exhibit B;

(e)            A certificate, dated the Closing Date and signed by each of the Chief Financial Officer and the General Counsel of the General Partner, on behalf of the Partnership, in their capacities as such, stating that:

(i)            The Partnership has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date; and

(ii)            The representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of the Partnership are, individually and in the aggregate, true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and

(f)            A certificate of the Secretary of the General Partner, on behalf of the Partnership, certifying as to and attaching (1) the Certificate of Limited Partnership of the Partnership and the Partnership Agreement, (2) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Units, and (3) the incumbency of the officers authorized to execute the Operative Documents, setting forth the name and title and bearing the signatures of such officers.

(g)            The “lock-up” agreements each substantially in the form of Exhibit D hereto, among (i) the Purchasers, on the one hand, and (ii) each of the Sponsor, the Partnership, and the executive officers and directors of the General Partner, on the other hand, related to sales and certain dispositions of Common Units or certain other securities, shall be in full force and effect on the Closing Date.

Section 2.7     Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, each Purchaser will deliver, or cause to be delivered, to the Partnership:

(a)            Payment to the Partnership of the Purchase Price applicable to such Purchaser by wire transfer of immediately available funds to an account designated by the Partnership in writing at least two Business Days prior to the Closing Date; provided that such delivery shall be required only after delivery of the Purchased Units as set forth in Section 2.6(a); and

(b)            The Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by such Purchaser.

Section 2.8     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. The failure or waiver of performance under any Operative Document by any Purchaser does not excuse performance by any other Purchaser or by the Partnership with respect to the other Purchasers. It is expressly understood and agreed that each provision contained in the Operative Documents is between the Partnership and a Purchaser, solely, and not between the Partnership and the Purchasers collectively and not between and among the Purchasers. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group for purposes of Section 13(d) of the Exchange Act or otherwise with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Article III

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

The Partnership represents and warrants to each Purchaser as follows:

Section 3.1     Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, (a) have a material adverse effect on the business, properties, management, financial position or results of operations of the Partnership Entities taken as a whole; (b) materially impair the ability of any of the Partnership Entities to consummate the GBM Acquisition or the Greenwood Contribution (together, the “Acquisitions”) or to perform their respective obligations under the Operative Documents (each of clause (a) and (b), a “Material Adverse Effect”); or (c) subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. The Partnership does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed on Exhibit C hereto.

Section 3.2     Purchased Units; Capitalization.

(a)            On the Closing Date, the Purchased Units shall have those rights, preferences, privileges and restrictions governing the Common Units as set forth in the Partnership Agreement.

(b)            General Partner. The General Partner has, and at the Closing Date will have, full limited liability company power and authority to serve as general partner of the Partnership. The General Partner is the sole general partner of the Partnership.

(c)            Common Units Held. As of the date hereof, the issued and outstanding partnership interests of the Partnership consist of (i) 33,611,346 Common Units and the Incentive Distribution Rights, which are the only limited partner interests of the Partnership issued and outstanding (other than limited partner interests issued under the Partnership’s Long-Term Incentive Plan), and (ii) the General Partner Interest; all of such Common Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(d)            Ownership of the General Partner Interest in the Partnership. The General Partner is, and on the Closing Date will be, the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership (the “General Partner Interest”); such General Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Interest free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement and (ii) Liens created or arising under the Delaware LP Act).

(e)            Ownership of the Incentive Distribution Rights. The General Partner owns, and on the Closing Date will own, all of the Incentive Distribution Rights; the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement and (ii) Liens created or arising under the Delaware LP Act).

(f)            Ownership of the Sponsor Units. On the Closing Date, the Sponsor will own 13,586,375 Common Units (collectively, the “Sponsor Units”); the Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Sponsor owns such Sponsor Units free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement, (ii) Liens created or arising under the Delaware LP Act and (iii) Liens created or arising under the Sponsor’s revolving credit facility).

(g)            No Other Subsidiaries. On the Closing Date, the General Partner will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership. On the Closing Date, after giving effect to the Contribution, the Partnership will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than those entities listed on Exhibit C hereto.

Section 3.3     No Conflict. The execution, delivery and performance by the Partnership Entities of this Agreement and each of the other Operative Documents to which they are a party, the issuance and sale of the Purchased Units, the consummation of the Acquisitions and any other transactions contemplated by the Acquisition Agreements and the Operative Documents and the application of the proceeds from the sale of the Purchased Units will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property, right or assets of any of the Partnership Entities is subject (other than liens created or arising under the Revolving Credit Facility); (ii) result in any violation of the provisions of the Organizational Documents of any of the Partnership Entities; or (iii) result in any violation of any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.4     No Default. None of the Partnership Entities is (i) in violation of its Organizational Documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property or assets of any of the Partnership Entities is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.5     Authority. The Partnership has full right, power and authority to execute and deliver the Acquisition Agreements and the Operative Documents and to perform its obligations hereunder and thereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Purchased Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. On the Closing Date, all limited partnership or limited liability company action, as the case may be, required to be taken by the General Partner or the Partnership for the authorization, issuance, sale and delivery of the Purchased Units, the execution and delivery of the Acquisition Agreements and the applicable Operative Documents and the consummation of the transactions contemplated hereby and thereby, shall have been validly taken.

Section 3.6     No Consents. No consent, approval, authorization or order of, or filing, registration or qualification (“Consent”) of or with any court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by any of the Partnership Entities of the Operative Documents; (ii) the issuance and sale of the Purchased Units; (iii) the consummation of the Acquisitions or any other transactions contemplated by this Agreement, the Acquisition Agreements or the other Operative Documents; or (iv) the application of the proceeds from the sale of the Purchased Units, except (A) such as have been, or prior to the Closing Date will be, obtained or made, and (B) for the registration of the Purchased Units under the Securities Act and Consents as may be required under the Exchange Act, applicable state securities laws, and the rules of the Financial Industry Regulatory Authority, Inc. in connection with the purchase and sale of the Purchased Units by the Purchasers, (C) with respect to the GBM Acquisition, the Consent of the UK Competition and Markets Authority and such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (D) for such consents that, if not obtained, have not or would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.7     Authorization, Execution and Delivery of the Common Unit Purchase Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of the Partnership and constitutes a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided, that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing (collectively, the “Enforceability Exceptions”).

Section 3.8     Authorization, Execution, Delivery and Enforceability of the Registration Rights Agreement. On the Closing Date, the Registration Rights Agreement will have been duly authorized, executed and delivered by the Partnership Entities party thereto and will be a valid and legally binding agreement of such Partnership Entities, enforceable against such Partnership Entities in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.9     Acquisition Agreements.

(a)            On the Closing Date, (i) the Acquisition Agreements will have been duly authorized, executed and delivered by the Partnership Entities party thereto, and (ii) to the knowledge of the Partnership, assuming the due authorization of the parties thereto other than the applicable Partnership Entities, the Acquisition Agreements will constitute valid and legally binding agreements of the Partnership Entities party thereto, enforceable against each such Partnership Entities in accordance with the terms of the Acquisition Agreements, subject to the Enforceability Exceptions.

(b)            Prior to the execution and delivery hereof by the Purchasers, the Partnership has provided the Purchasers with, or made available to the Purchasers, copies of the Acquisition Agreements (other than exhibits and schedules, except to the extent they will be filed with the Commission within four business days of the date hereof) that are complete in all material respects.

Section 3.10     Valid Issuance; No Options or Preemptive Rights of Common Units. The Purchased Units to be issued and sold by the Partnership and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act). Except as provided in the Operative Documents and the Partnership Agreement, there are no options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities pursuant to any of their certificate of limited partnership, formation or incorporation, agreement of limited partnership, limited liability company agreement, bylaws or any other organizational documents (the “Organizational Documents”). Except as provided for in the Partnership Agreement, the Registration Rights Agreement and the Existing Registration Rights Agreements, neither the filing of the Registration Statement pursuant to the Registration Rights Agreement nor the offering or sale of the Common Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

Section 3.11     No Registration Rights. Except as contemplated by the Operative Documents or pursuant to the Partnership Agreement or the Existing Registration Rights Agreements, there are no contracts, agreements or understandings between any of the Partnership and any Person granting such Person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such Person or to require the Partnership to include such securities in the Registration Statement or in any other registration statement filed by or required to be filed by the Partnership under the Securities Act.

Section 3.12     Periodic Reports. The SEC Reports have been filed with the Commission on a timely basis. The SEC Reports, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent SEC Report) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.

Section 3.13     Financial Statements. The historical financial statements of the Partnership (including the related notes and supporting schedules) included in the SEC Reports have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

Section 3.14     Independent Registered Public Accounting Firm. EY, which has certified certain financial statements of the Partnership and its subsidiaries, is an independent public accounting firm with respect to the Partnership and its Subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

Section 3.15     Litigation. There are no legal or governmental proceedings pending to which any of the Partnership Entities is or may be a party or to which any property, right or asset of the Partnership Entities is or may be the subject that, individually or in the aggregate, if determined adversely to the Partnership Entities, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Partnership, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.

Section 3.16     No Material Adverse Changes. Since the date of the most recent audited financial statements included in the SEC Reports, (i) there has not been any change in the equity or long-term debt of the Partnership Entities, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change in or affecting the business, properties, management, financial position or results of operations of the Partnership Entities taken as a whole; (ii) none of the Partnership Entities has entered into any transaction or agreement that, individually or in the aggregate, is material to the Partnership Entities taken as a whole or incurred any liability or obligation, direct or contingent, that, individually or in the aggregate, is material to the Partnership Entities taken as a whole; (iii) none of the Partnership Entities has sustained any material loss or interference with its business or operation from fire, explosion, flood or other calamity, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) none of the Partnership Entities has issued or granted any securities; except in each case as otherwise disclosed in the SEC Reports and except as contemplated by the Operative Documents.

Section 3.17     Title to Properties. Each of the Partnership Entities has good and marketable title to, or valid rights to lease or otherwise use, all items of real property and personal property that are owned by them, in each case free and clear of all Liens except those that, individually or in the aggregate, (i) do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (ii) are permitted by the Revolving Credit Facility or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 3.18     License and Permits. Except with respect to permits related to Environmental Law (as defined below), which are the subject of Section 3.22, each of the Partnership Entities possesses all licenses, certificates, permits, approvals and other authorizations issued by, and have made all declarations, registrations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities (“Permits”) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the SEC Reports, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Partnership Entities has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

Section 3.19     Intellectual Property. Each of the Partnership Entities own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 3.20     Insurance. Each of the Partnership Entities carry or are covered by insurance covering their respective properties, operations, personnel and businesses, which insurance is in reasonable amounts and insures against such losses and risks as are reasonably adequate to protect the Partnership Entities and their respective businesses; and none of the Partnership Entities has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

Section 3.21     No Labor Dispute; No Notice of Labor Law Violations. No labor disturbance by, or dispute with, the employees of the Partnership Entities exists or, to the knowledge of each of the Partnership Entities, is imminent that could reasonably be expected to have a Material Adverse Effect.

Section 3.22     Environmental Compliance. Except as otherwise disclosed in the SEC Reports, (i) The Partnership Entities (w) are and, during the relevant time periods specified in all applicable statutes of limitations, have been in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions and orders relating to the protection of human health or safety (to the extent such human health or safety protection is related to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (x) have received and are in compliance with all Permits required of them under applicable Environmental Laws for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the SEC Reports, (y) have not received notice of any revocation or modification of any such Permits, and have no reason to believe that any such Permits will not be renewed in the ordinary course, and (z) have not received any written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Partnership Entities, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive or maintain required Permits, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) there are no proceedings that are pending or, to the knowledge of the Partnership Entities, threatened against the Partnership Entities under any Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed.

Section 3.23     Tax Returns. Each of the Partnership Entities has duly and timely paid all material federal, state, local and foreign taxes that are due and payable (whether or not shown to be due pursuant to such tax returns) and timely filed all material tax returns (taking into account any extensions of time within which to file) required to be paid or filed by them through the date hereof, which tax returns are complete and correct in all material respects, other than (i) those currently being contested in good faith for which adequate reserves have been established or (ii) those which, if not paid or filed, would not reasonably be likely to have a Material Adverse Effect. There are no audits, examinations, investigations, actions, suits, claims or other proceedings pending or, to the knowledge of the Partnership, threatened in writing with respect to taxes or tax returns of the Partnership Entities, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Partnership Entities or any of their respective properties or assets. None of the Partnership Entities has participated in any “listed transaction” as defined under Section 1.6011-4(b)(2) of the Treasury Regulations promulgated under the Code.

Section 3.24     No Employment Law Violations. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Partnership or any of its affiliates for employees or former employees of the Partnership and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; and neither the Partnership nor any of its subsidiaries has any reasonable expectation of incurring any liabilities under Title IV of ERISA.

Section 3.25     No Unlawful Payments. None of the Partnership Entities, nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee or other person associated with or acting on behalf of the Partnership Entities, has (i) used its funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the oECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Partnership Entities have instituted, maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

Section 3.26     Compliance with Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where any of the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

Section 3.27     OFAC. None of the Partnership Entities nor, to the actual knowledge of the Partnership, any director, officer, agent, employee or affiliate of the Partnership Entities is currently the subject or the target of any sanctions (“Sanctions”) administered or enforced by the U.S. Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); and the Partnership will not directly or indirectly use the proceeds of the offering of the Common Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, (ii) to fund or facilitate any activities of or business subject to or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Partnership Entities have not knowingly engaged in, and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

Section 3.28     Certain Fees. Other than as described in the Placement Agent Engagement Letter, none of the Partnership Entities is a party to any contract, agreement or understanding with any Person (other than this Agreement) that would give rise to a valid claim against any of them or the Purchasers for a brokerage commission, finders’ fee or like payment in connection with the offering and sale of the Purchased Units. The Partnership agrees that it will indemnify and hold harmless each Purchaser from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by the Partnership in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.

Section 3.29     No Side Agreements. Other than the appointment of Jeff Ubben to the board of directors of the General Partner, there are no agreements by, among or between the Partnership or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 3.30     No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 and Section 4.7, the issuance and sale of the Purchased Units pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Partnership nor, to the knowledge of the Partnership, any authorized Representative acting on its behalf, has taken or will take any action hereafter that would cause the loss of such exemption.

Section 3.31     No Integration. The Partnership has not, directly or through any agent, issued, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the issuance and sale of the Purchased Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

Section 3.32     MLP Status. Since its initial public offering, the Partnership has been properly treated as a partnership for U.S. federal income tax purposes and has satisfied the gross income requirement of Section 7704(c) of the Code.

Section 3.33     Qualifying Income Upon Consummation of Acquisition Agreements. The Partnership expects that at least 90% of the gross income of the Partnership for the calendar year that includes the Closing Date will be “qualifying income” within the meaning of Section 7704(d) of the Code, including after taking into account the gross income generated by the assets acquired pursuant to the Acquisition Agreements.

Section 3.34     Investment Company. The Partnership is not and, as of the Closing Date after giving effect to the offer and sale of the Purchased Units and the application of the proceeds therefrom, will not be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

Section 3.35     Disclosure Controls. The Partnership Entities maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information is accumulated and communicated to the management of the General Partner, including the principal executive officer(s) and principal financial officer(s) of the General Partner, as appropriate. As of the date of the Partnership’s most recent audited financial statements included in an SEC Report, the Partnership’s disclosure controls and procedures were effective in all material respects to perform the functions for which they were established.

Section 3.36     Accounting Controls. The Partnership Entities maintain systems of “internal control over financial reporting” (as such term is defined in Rule 15d-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the General Partner’s principal executive officer(s) and principal financial officer(s), to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the Partnership’s consolidated financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Partnership is not aware of (i) any material weakness in its internal control over financial reporting or (ii) any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

Section 3.37     Placement Agent Reliance. The Partnership acknowledges that the Placement Agents may rely upon the representations and warranties made by the Partnership to each Purchaser in this Agreement.

Section 3.38     Legal Sufficiency of the Acquisition Agreements.

(a)            The GBM Purchase Agreement is legally sufficient to transfer or convey to the Partnership all of the limited liability company interests in Georgia Biomass, subject to the conditions, reservations, encumbrances and limitations contained in the GBM Purchase Agreement. The Partnership, upon consummation of the transactions contemplated by the GBM Purchase Agreement, will directly or indirectly succeed in all material aspects to the limited liability company interests of Georgia Biomass.

(b)            The Greenwood Contribution Agreement is legally sufficient to transfer or convey to the Partnership all of DevCo’s ownership of Greenwood Holdings II, subject to the conditions, reservations, encumbrances and limitations contained in the Greenwood Contribution Agreement. The Partnership, upon consummation of the transactions contemplated by the Greenwood Contribution Agreement, will directly or indirectly succeed in all material aspects to DevCo’s interests in Greenwood Holdings II.

Section 3.39     Absence of Price Manipulation. Neither the Partnership nor, to the knowledge of the Partnership, any of its Affiliates or its or their respective directors or officers, has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Purchased Units in violation of Regulation M under the Exchange Act.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants to the Partnership that:

Section 4.1     Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its properties and to conduct its business as currently conducted, except where the failure to have such power or authority would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.2     Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, subject to the Enforceability Exceptions.

Section 4.3     No Breach. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the Organizational Documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.4     Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Units or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless the Partnership from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.

Section 4.5     No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Partnership or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 4.6     Investment. The Purchased Units are being acquired for such Purchaser’s own account, the account of its Affiliates, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Units under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Units, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.7     Nature of Purchaser. Such Purchaser represents and warrants to, and covenants and agrees with, the Partnership that, (a) it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act, (b) it is an “Institutional Account” as defined in the Financial Industry Regulatory Authority Rule 4512(c) or a “Qualified Purchaser” as defined in the Investment Company Act and (c) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

Section 4.8     Restricted Securities. Such Purchaser understands that the Purchased Units are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may not be resold absent registration under the Securities Act or an exemption therefrom. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.

Section 4.9     Legend. Such Purchaser understands that the book entry evidencing the Purchased Units will bear the legend required by the Partnership Agreement as well as a legend substantively consistent with the following legend: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

Section 4.10     Partnership Information. Such Purchaser acknowledges and agrees that the Partnership has provided or made available to such Purchaser (through EDGAR, the Partnership’s website or otherwise) all SEC Reports, as well as all press releases or investor presentations issued by the Partnership through the date of this Agreement that are included in a filing by the Partnership on Form 8-K or clearly posted on the Partnership’s website.

Section 4.11     Placement Agent Reliance. Such Purchaser agrees that each of the Placement Agents may rely upon the representations and warranties made by such Purchaser to the Partnership in this Agreement. In addition, such Purchaser acknowledges and agrees that (i) each of the Placement Agents is acting solely as a placement agent in connection with the private placement by the Partnership of the Common Units contemplated hereunder and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for any Purchaser, the Partnership or any other Person in connection with the transactions set forth hereunder, (ii) the Placement Agents have not made and will not make any representations, declarations or warranties, whether express or implied, of any kind or character and has not provided any advice or recommendation to such Purchaser regarding the Partnership or its offering of the Common Units; (iii) such Purchaser, in making its investment decision with respect to whether to invest in the Common Units offered by the Partnership hereunder has relied on its own analysis and decision, and has not relied on any of the Placement Agents or their respective representatives for any purpose and has been furnished with all materials that it considers relevant to an investment decision in the Common Units and has had a full opportunity to ask questions of and receive answers from the Partnership or any person or persons acting on behalf of the Partnership concerning the terms and conditions of an investment in the Common Units; and (iv) none of the Placement Agents has offered to sell, or solicited an offer to buy, any of the Common Units, which such Purchaser proposes to acquire from the Partnership. Such Purchaser further acknowledges and agrees that (A) except for the representations, warranties and agreements of the Partnership expressly set forth in the Purchase Agreement, such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice such Purchaser deems appropriate) with respect to the Purchased Units, the transactions contemplated hereunder and the business, condition (financial and otherwise), management, operations, properties and prospects of the Partnership, including but not limited to all business, legal, regulatory, accounting, credit and tax matters, (B) no Placement Agent shall have responsibility with respect to (i) any representations, warranties or agreements made by any Person under or in connection with the transactions contemplated hereunder or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any Person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Partnership or the transactions contemplated hereunder, and (C) no Placement Agent shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Purchaser, the Partnership or any other Person), whether in contract, tort or otherwise, to such Purchaser, or to any Person claiming through such Purchaser, in respect of the transactions contemplated hereunder.

Section 4.12     Short Selling. Such Purchaser represents that it has not entered into any Short Sales of the Common Units owned by it since the time it first began discussions with the Partnership or the Placement Agents about the transactions contemplated by this Agreement (it being understood that the entering into of a total return swap should not be considered a Short Sale of Common Units); provided, however, subject to such Purchaser’s compliance with its obligations under the U.S. federal securities laws and its internal policies, the above shall not apply, in the case of a Purchaser that is a large multi-unit investment or commercial banking organization, to activities in the normal course of trading units of such Purchaser; provided, further, that subject to such Purchaser’s compliance with its obligations under the U.S. federal securities laws and its internal policies: (a) such Purchaser, for purposes hereof, shall not be deemed to include any employees, subsidiaries or Affiliates that are effectively Walled-Off by appropriate “Chinese Wall” information barriers approved by such Purchaser’s legal or compliance department (and thus have not been privy to any information concerning this transaction) (a “Walled-Off Person”) and (b) the foregoing representations in this paragraph shall not apply to any transaction by or on behalf of such Purchaser that was effected by a Walled-Off Person in the ordinary course of trading without the advice or participation of such Purchaser or receipt of confidential or other information regarding this transaction provided by such Purchaser to such entity.

Article V

COVENANTS

Section 5.1     Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Partnership and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all Consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents. The Partnership shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to respond, to reasonable requests for information (which is otherwise not publicly available) made by a Purchaser or its auditors relating to the actual holdings of such Purchaser or its accounts; provided, that the Partnership shall not be obligated to provide any such information that could reasonably result in a violation of applicable Law or conflict with the Partnership’s insider trading policy or a confidentiality obligation of the Partnership. The Partnership shall use its commercially reasonable efforts to cause its transfer agent to reasonably cooperate with each Purchaser to ensure that the Purchased Units are validly and effectively issued to such Purchaser and that such Purchaser’s ownership of the Purchased Units following the Closing is accurately reflected on the appropriate books and records of the Partnership’s transfer agent.

Section 5.2     Other Actions. The Partnership shall file prior to the Closing a supplemental listing application with the NYSE to list the Purchased Units.

Section 5.3     Transactions. On or before 8:30 a.m., New York local time, on the Business Day immediately following the date hereof, the Partnership shall issue a press release (the “Press Release”) announcing the entry into this Agreement and describing the terms of the transactions contemplated by this Agreement and any other material, nonpublic information that the Partnership may have provided any Purchaser at any time prior to the issuance of the Press Release. On or before the fourth Business Day following the date hereof, the Partnership shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Operative Documents, and including as an exhibit to such Current Report on Form 8-K the Operative Documents, in the form required by the Exchange Act.

Section 5.4     Use of Proceeds. The Partnership shall use the net proceeds from the sale of the Purchased Units (after the payment of all related fees and expenses, including commissions and reimbursement of expenses to the Placement Agents) to fund a portion of the cash consideration for each of the GBM Acquisition and the Greenwood Contribution, to fund payments in connection with the Acquisitions, and for general partnership purposes.

Article VI

INDEMNIFICATION

Section 6.1     Indemnification by the Partnership. The Partnership agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Partnership contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of the survival period for such representations or warranties; and provided further, that no Purchaser Related Party shall be entitled to recover special, consequential (including lost profits) or punitive damages. Notwithstanding anything to the contrary, consequential damages shall not be deemed to include diminution in value of the Purchased Units, which is specifically included in damages covered by Purchaser Related Parties’ indemnification above.

Section 6.2     Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Partnership, the General Partner and their respective Representatives (collectively, “Partnership Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided further, that no Partnership Related Party shall be entitled to recover special, consequential (including lost profits or diminution in value) or punitive damages.

Section 6.3     Indemnification Procedure. Promptly after receipt by an indemnified party under this Article VI of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Sections 6.1 or 6.2 of this Article VI except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Article VI. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Article VI if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel to the extent required by Sections 6.1 and 6.2 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party's entitlement to such reimbursement prior to the date of such settlement.

Article VII

MISCELLANEOUS

Section 7.1     Interpretation and Survival of Provisions. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 7.2     Survival of Provisions. The representations and warranties set forth in Sections 3.1, 3.2, 3.5, 3.7, 3.8, 3.9, 3.28 and 3.30 (collectively, the “Fundamental Representations”) shall survive indefinitely, Sections 3.10, 3.11, 3.18, 3.19, 3.20, 3.21, 3.22, 3.23, 3.24, 3.25, 3.26, 3.27, 4.4, 4.5, 4.7, 4.8 and 4.9 hereunder shall survive the execution and delivery of this Agreement for two years, and the other representations and warranties set forth herein shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Partnership or any Purchaser. The covenants made in this Agreement shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Units and payment therefor and repayment, conversion, exercise or repurchase thereof. All indemnification obligations of the Partnership and the Purchasers pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.

Section 7.3     No Waiver; Modifications in Writing; Delay. No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

(a)            Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Partnership from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Partnership in any case shall entitle the Partnership to any other or further notice or demand in similar or other circumstances.

Section 7.4     Binding Effect; Assignment.

(a)            This Agreement shall be binding upon the Partnership, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

(b)            Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser (i) to any Affiliate of such Purchaser or (ii) in connection with a total return swap or similar transaction with respect to the Purchased Units purchased by such Purchaser, in each case, without the consent of the Partnership. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of the Partnership (which consent shall not be unreasonably withheld by the Partnership).

Section 7.5     Confidentiality. Notwithstanding anything herein to the contrary, to the extent that any Purchaser has executed or is otherwise bound by a confidentiality agreement in favor of the Partnership, such Purchaser shall continue to be bound by such confidentiality agreement in accordance with the terms thereof.

Section 7.6     Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)            If to any Purchaser, to the respective address listed on Schedule A to the Registration Rights Agreement; and

(b)            If to the Partnership:

Enviva Partners, LP
7200 Wisconsin Ave., Suite 1000

Bethesda, Maryland 20814

Attention: Shai Even

with a copy to:

Vinson & Elkins L.L.P.

1001 Fannin Street

Suite 2500

Houston, Texas 77002

Attention: E. Ramey Layne

   Christian E. Mathiesen
Facsimile:

or to such other address as the Partnership or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 7.7     Removal of Legend. The Partnership, at its sole cost, shall remove the legend described in Section 4.9 (or instruct its transfer agent to so remove such legend) from the certificates evidencing Purchased Units issued and sold to each Purchaser pursuant to this Agreement if (i) such Purchased Units are sold pursuant to an effective registration statement, (ii) such Purchased Units are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Partnership), or (iii) such Purchased Units are eligible for sale under Rule 144, without the requirement for the Partnership to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Each Purchaser agrees to provide the Partnership, its counsel and/or the transfer agent with evidence reasonably requested by it in order to cause the removal of the legend described in Section 4.9, including, as may be appropriate, any information the Partnership deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of the Partnership (and a covenant to inform the Partnership if it should thereafter become an Affiliate and to consent to exchange its certificates for certificates bearing an appropriate restrictive legend) and regarding the length of time the Purchased Units have been held. Any fees (with respect to the transfer agent, Partnership counsel or otherwise) associated with the issuance of any legal opinion required by the Partnership’s transfer agent or the removal of such legend shall be borne by the Partnership. If a legend is no longer required pursuant to the foregoing, the Partnership will use commercially reasonable efforts to, no later than three (3) Business Days following the delivery by a Purchaser to the Partnership or the transfer agent (with notice to the Partnership) of a legended certificate or instrument representing Purchased Units (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and any representation letter or certification as may be requested by the Partnership, deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Purchased Units that is free from all restrictive legends.

Section 7.8     Entire Agreement. This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Partnership or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 7.9     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

Section 7.10     Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 7.11     Termination.

(a)            Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by any Purchaser (with respect to such Purchaser only), upon a breach in any material respect by the Partnership of any covenant or agreement set forth in this Agreement.

(b)            Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;

(c)            In the event of the termination of this Agreement as provided in this Section 7.11, this Agreement shall forthwith become null and void. In the event of such termination, there shall be no liability on the part of any party hereto, except as set forth in Section 7.2 and Article VI of this Agreement.

Section 7.12     Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Units, and shall be appropriately adjusted for combinations, unit splits, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

ENVIVA PARTNERS, LP

By:	ENVIVA PARTNERS GP, LLC,
as its sole general partner

By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to

Common Unit Purchase Agreement

ValueAct Spring Master Fund, L.P.

By:	/s/ Jeffrey Ubben
	Name:	Jeffrey Ubben
	Title:	Chairman

Kayne Anderson MLP/Midstream Investment Company

By:	KA Fund Advisors, LLC as Investment Manager

By:	/s/ James Baker
	Name:	James Baker
	Title:	Managing Director

Kayne Anderson Midstream/Energy Fund, Inc.

By:	KA Fund Advisors, LLC as Investment Manager

By:	/s/ James Baker
	Name:	James Baker
	Title:	Managing Director

Citigroup Pension Plan

By:	Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

General Retirement System of the City of Detroit

By:	Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Signature Page to

Common Unit Purchase Agreement

The J. Paul Getty Trust

By:	Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Anderson Capital Income Partners (QP), L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Anderson Income Partners, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Anderson Midstream Institutional Fund, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Signature Page to

Common Unit Purchase Agreement

Kayne Anderson MLP Fund, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Anderson Real Assets Fund, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Anderson Renewable Infrastructure Partners, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Equity Yield Strategies, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Signature Page to

Common Unit Purchase Agreement

Kayne Renewable Infrastructure Fund, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

San Bernardino County Employees’ Retirement Association

By:	Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Kayne Global Infrastructure Fund, L.P.

By:	Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

Atlas Point Energy Infrastructure Fund, LLC

By:	/s/ Chris Linder
	Name:	Chris Linder
	Title:	Managing Director

NRC Partners I, LP

By:	Northern Right Capital Management, LP, its general partner

By:	BC Advisors, LLC, its general partner

By:	/s/ Matthew Drapkin
	Name:	Matthew Drapkin
	Title:	Managing Member

Northern Right Capital Management, LP

By:	BC Advisors, LLC, its general partner

By:	/s/ Matthew Drapkin
	Name:	Matthew Drapkin
	Title:	Managing Member

Estate of Donald Drapkin

By:	/s/ Matthew Drapkin
	Name:	Matthew Drapkin
	Title:	Executor

Anna-Maria and Stephen Kellen Foundation, Inc.

By:	/s/ Michael M. Kellen
	Name:	Michael M. Kellen
	Title:	President

Sirius Fund

By:	/s/ Peter B. Foreman
	Name:	Peter B. Foreman
	Title:	President

Procyon Partners, LP

By:	/s/ Bradford L. Beatty
	Name:	Bradford L. Beatty
	Title:	Portfolio Manager

Signature Page to

Common Unit Purchase Agreement

Kenneth Foreman Support Trust for Peter and Jeffrey

By:	/s/ Peter B. Foreman
	Name:	Peter B. Foreman
	Title:	Trustee

Kenneth Foreman Support Trust for Peter and Christopher

By:	/s/ Peter B. Foreman
	Name:	Peter B. Foreman
	Title:	Trustee

Kenneth Foreman Gift Trust for Peter and Jeffrey

By:	/s/ Peter B. Foreman
	Name:	Peter B. Foreman
	Title:	Trustee

Kenneth Foreman Gift Trust for Peter and Christopher

By:	/s/ Peter B. Foreman
	Name:	Peter B. Foreman
	Title:	Trustee

Christopher Foreman Family Trust

By:	/s/ Laura McCain-Foreman
	Name:	Laura McCain-Foreman
	Title:	Trustee

Christopher Foreman Living Trust

By:	/s/ Christopher Foreman
	Name:	Christopher Foreman
	Title:	Trustee

/s/ Ken Foreman
Ken Foreman

Ilex Partners, LLC

/s/ Michael Scoli
Michael Scoli

Signature Page to

Common Unit Purchase Agreement

Tortoise Direct Opportunities Fund II, LP

By:	Tortoise Direct Opportunities GP II LLC, its General Partner

By:	/s/ James Mick
	Name:	James Mick
	Title:	Officer

Tortoise Essential Assets Income Term Fund

By:	Tortoise Capital Advisors, L.L.C. as Investment Advisor

By:	/s/ Stephen Pang
	Name:	Stephen Pang
	Title:	Managing Director

Principal Diversified Select Real Asset Fund

By:	Tortoise Capital Advisors, L.L.C. as Investment Advisor

By:	/s/ Stephen Pang
	Name:	Stephen Pang
	Title:	Managing Director

Texas Mutual Insurance Company

By:	Tortoise Capital Advisors, L.L.C. as Investment Advisor

By:	/s/ Stephen Pang
	Name:	Stephen Pang
	Title:	Managing Director

Signature Page to

Common Unit Purchase Agreement

Weintraub Capital Management, L.P.

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Weintraub Capital Management Profit Sharing Plan FBO Jerald Weintraub

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Weintraub Capital Management Profit Sharing Plan FBO Nancy DeSchane

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Ben Victor Weintraub 2012 Irrevocable Trust DTD 12/19/12

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Max Jacob Weintraub 2012 Irrevocable Trust DTD 12/19/12

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Signature Page to

Common Unit Purchase Agreement

By:	/s/ Kenneth Foreman
	Name:	Kenneth Foreman

Jerald and Melody Howe Weintraub 2012 Irrevocable Trust DTD 12/19/12

By:	/s/ Jerald M. Weintraub
	Name:	Jerald M. Weintraub
	Title:	President

Ardsley Partners Renewable Energy Fund, L.P.

By:	/s/ Steve Napoli
	Name:	Steve Napoli
	Title:	Partner

Luxor Capital Partners, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel, Luxor Capital
Group, LP, Investment Management

Sand Sphinx A, LLC

By:	LCG Holdings, LLC, its managing member

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel, Luxor Capital
Group, LP, Investment Management

Signature Page to

Common Unit Purchase Agreement

Sand Sphinx C, Inc.

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Director

Sand Sphinx E, Inc.

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Director

Forge First Asset Management Inc.

By:	/s/ Andrew McCreath
	Name:	Andrew McCreath
	Title:	President & CEO

HITE Hedge LP

By:	/s/ Robert Matthew Niblack
	Name:	Robert Matthew Niblack
	Title:	Portfolio Manager

HITE Energy LP

By:	/s/ Robert Matthew Niblack
	Name:	Robert Matthew Niblack
	Title:	Portfolio Manager

HITE MLP LP

By:	/s/ Robert Matthew Niblack
	Name:	Robert Matthew Niblack
	Title:	Portfolio Manager

Signature Page to

Common Unit Purchase Agreement

HITE Hedge QP LP

By:	/s/ Robert Matthew Niblack
	Name:	Robert Matthew Niblack
	Title:	Portfolio Manager

Western Standard Partners, L.P.

By:	/s/ Eric Andersen
	Name:	Eric Andersen
	Title:	Managing Member

Western Standard Partners QP, L.P.

By:	/s/ Eric Andersen
	Name:	Eric Andersen
	Title:	Managing Member

RONALD W. FOREMAN LIVING TRUST

By:	/s/ Ronald W. Foreman
	Name:	Ronald W. Foreman
	Title:	Sole Beneficiary

By:	/s/ Richard L. Haydon
	Name:	Richard L. Haydon
	Title:	Haydon Family Office

Signature Page to

Common Unit Purchase Agreement

Exhibit A – Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

ENVIVA PARTNERS, LP

AND

THE PURCHASERS NAMED ON SCHEDULE A HERETO

Schedule A — Purchaser List; Notice and Contact Information; Opt-Out Election

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2020, by and among Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), and each of the Persons set forth on Schedule A to this Agreement (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, this Agreement is made and entered into in connection with the Closing of the issuance and sale of the Purchased Units pursuant to the Common Unit Purchase Agreement, dated as of June 18, 2020, by and among the Partnership and the Purchasers (the “Common Unit Purchase Agreement”); and

WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Common Unit Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article VIII

DEFINITIONS

Section 8.1     Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Common Unit Purchase Agreement. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Purchase Price” means the product of (i) the Common Unit Price multiplied by (ii) the aggregate number of Purchased Units purchased by the Purchasers.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Unit Price” has the meaning given to such term in the Common Unit Purchase Agreement.

“Common Unit Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.

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“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“General Partner” means Enviva Partners GP, LLC, a Delaware limited liability company.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Liquidated Damages Multiplier” means, with respect to a particular Purchaser, (i) the product of the Common Unit Price multiplied by (ii) the number of Purchased Units purchased by such Purchaser that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

“Losses” has the meaning specified therefor in Section 2.09(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager or managers of such Underwritten Offering.

“Non-Party Holder Initiation” has the meaning specified therefor in Section 2.02(b) of this Agreement.

“Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Parity Securities” has the meaning specified therefor in Section 2.02(b) of this Agreement.

“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, firm, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Purchased Units” has the meaning given to such term in the Common Unit Purchase Agreement.

“Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Registrable Securities” means (i) the Common Units comprising the Purchased Units and (ii) any Common Units issued as Liquidated Damages pursuant to Section 2.01(b) of this Agreement, in each case, as subject to exchange, substitution or adjustment pursuant to Section 3.04 of this Agreement, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

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“Registration Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Selling Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.09(a) of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 8.2     Registrable Securities. Any Registrable Security will cease to be a Registrable Security i) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; ii) when such Registrable Security has been disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; iii) when such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; iv) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.11 hereof; v) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; or vi) on August 1, 2021.

Article IX
REGISTRATION RIGHTS

Section 9.1     Registration.

(a)         Effectiveness Deadline. Following the date hereof, but no later than 60 days following the Closing Date, the Partnership shall prepare and file a registration statement under the Securities Act to permit the public resale of Registrable Securities then outstanding from time to time as permitted by Rule 415 (or any similar provision then in effect) under the Securities Act with respect to all of the Registrable Securities (the “Registration Statement”). The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form or forms of the Commission as shall be selected by the Partnership so long as it permits the continuous offering of the Registrable Securities pursuant to Rule 415 (or any similar provision then in effect) under the Securities Act at then-prevailing market prices. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after the filing thereof. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement or documents incorporated therein by reference, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.

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(b)         Failure to Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective within 90 days after the Closing Date, then each Holder shall be entitled to a payment (with respect to the Purchased Units of each such Holder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for the first 30 days following the 90th day, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such 30-day period. Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of all Liquidated Damages payable by the Partnership hereunder exceed 5.00% of the Aggregate Purchase Price. Any Liquidated Damages shall be paid to each Holder in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach of or constitute a default under a credit facility or other debt instrument, then the Partnership shall pay such Liquidated Damages using as much cash as is permitted without causing a breach of or default under such credit facility or other debt instrument and may pay the balance of any such Liquidated Damages in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE (or such other national securities exchange on which the Common Units are then-listed and traded) to list such additional Common Units. The determination of the number of Common Units to be issued as Liquidated Damages shall be equal to the quotient of (i) the dollar amount of the balance of such Liquidated Damages due to each such Holder and (ii) the volume-weighted average closing price of the Common Units on the NYSE, or any other national securities exchange on which the Common Units are then-traded, for the ten (10) trading days ending on the first trading day immediately preceding the date on which the Liquidated Damages payment is due, less a discount to such average closing price of 2.00%. The payment of Liquidated Damages to a Holder shall cease at the earlier of (i) the Registration Statement becoming effective or (ii) when such Holder no longer holds Registrable Securities, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective within 90 days after the Closing Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion.

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(c)         Termination of Holder’s Rights. A Holder’s rights (and any transferee’s rights pursuant to Section 2.11 of this Agreement) under this Section 2.01 shall terminate upon the termination of the Effectiveness Period.

Section 9.2     Piggyback Rights.

(a)         Participation. If the Partnership proposes to file (i) a shelf registration statement other than the Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a) of this Agreement and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) holding at least $25 million of the then-outstanding Registrable Securities (based on the Common Unit Price) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (A) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed and kept confidential by the Holder until such proposed Underwritten Offering is (i) publicly announced or (ii) such Holder receives notice that such proposed Underwritten Offering has been abandoned, which such notice shall be provided promptly by the Partnership to each Holder. Each such Holder shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto as having opted out shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.

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(b)         Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership, or, if the Underwritten Offering is initiated (such initiation, a “Non-Party Holder Initiation”) by one or more Holders (as such term is defined in that certain Registration Rights Agreement, dated May 4, 2015, by and among the Partnership, Enviva MLP Holdco, LLC and Enviva Cottondale Acquisition I, LLC), to such Persons and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holder (and the Partnership in case of a Non-Party Holder Initiation) of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities (or to be issued by the Partnership in such Underwriter Offering, if any, in case of a Non-Party Holder Initiation) that are participating in the Underwritten Offering.

(c)         Termination of Piggyback Registration Rights. Each Holder’s rights under this Section 2.02 shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least $25 million of Registrable Securities (based on the Common Unit Price). Each Holder shall notify the Partnership in writing when such Holder holds less than $25 million of Registrable Securities (based on the Common Unit Price).

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Section 9.3     Delay Rights.

Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement contemplated by this Agreement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or such other registration statement but may settle any previously made sales of Registrable Securities) if (i) the Partnership is pursuing an acquisition, merger, reorganization, disposition, financing or other similar transaction and the Partnership determines in good faith that the Partnership’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or such other registration statement or (ii) the Partnership has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the Partnership; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or such other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 9.4     Underwritten Offerings.

(a)         General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

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(b)         No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.

Section 9.5     Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:

(a)         prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus and any prospectus supplement used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b)         if a prospectus or prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus or prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus or prospectus supplement;

(c)         furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus and any prospectus supplement included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

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(d)         if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e)         promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any such other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (e) and any written request by the Commission for amendments or supplements to the Registration Statement or any such other registration statement or any prospectus or prospectus supplement thereto;

(f)          promptly notify each Selling Holder of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or prospectus supplement contained therein, in the light of the circumstances under which such statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees, subject to Section 2.03 of this Agreement, to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g)         upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

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(h)         in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;

(i)          otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)          make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;

(k)         cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;

(l)          use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m)        provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(n)         enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and

(o)         if requested by a Selling Holder, (i) incorporate in a prospectus or prospectus supplement or post-effective amendment to the Registration Statement or any other registration statement contemplated by this Agreement such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus or prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus or prospectus supplement or post-effective amendment.

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The Partnership shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any registration statement without such Holder’s consent. If the staff of the Commission requires the Partnership to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, or the Partnership deems it advisable, on the advice of counsel, to so name any Holder, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement (or any other registration statement contemplated by this Agreement), such Holder shall no longer be entitled to receive Liquidated Damages under this Agreement with respect thereto, the Partnership shall have no further obligations hereunder with respect to Registrable Securities held by such Holder and such Holder shall be deemed to have terminated this Agreement with respect to such Holder.

Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (f) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus or prospectus supplement contemplated by subsection (f) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus or prospectus supplement may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus or prospectus supplement, and, if so directed by the Partnership, such Selling Holder will, or will request the Managing Underwriter(s), if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus or prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 9.6     Cooperation by Holders. The Partnership shall have no obligation to include in the Registration Statement, or in an Underwritten Offering pursuant to Section 2.02(a), Registrable Securities of a Holder who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus or prospectus supplement, as applicable, to comply with the Securities Act.

Section 9.7     Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees, if requested by the underwriters of an Underwritten Offering, to enter into a customary letter agreement with such underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.07 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering or because such Holder holds less than $25 million of Registrable Securities (based on the Common Unit Price).

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Section 9.8     Expenses.

(a)         Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.09 hereof, the Partnership shall not be responsible for professional fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b)         Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.

Section 9.9     Indemnification.

(a)         By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus or prospectus supplement, in the light of the circumstances under which such statement is made) contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, preliminary prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement contemplated by this Agreement, any preliminary prospectus, preliminary prospectus supplement, free writing prospectus, or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

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(b)         By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, preliminary prospectus supplement, free writing prospectus or final prospectus or prospectus supplement contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c)         Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

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(d)         Contribution. If the indemnification provided for in this Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)         Other Indemnification. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 9.10     Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to:

(a)         use its commercially reasonable efforts to make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 (or any similar provision then in effect) under the Securities Act, at all times from and after the date hereof;

(b)         use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

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(c)         so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Partnership that it has complied with the reporting requirements of Rule 144(c) (or any similar provision then in effect) under the Securities Act, and (ii) unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Solely for purposes of this Section 2.10, the term “Registrable Securities” shall be read without regard to the limitation set forth in Section 1.02(e).

Section 9.11     Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Purchasers by the Partnership under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $25 million of Registrable Securities (based on the Common Unit Price), (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement and (d) the transferor or assignor is not relieved of any obligations or liabilities hereunder arising out of events occurring prior to such transfer.

Section 9.12     Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis other than pari passu with, or expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.

Article X
MISCELLANEOUS

Section 10.1     Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)         if to a Purchaser, to the respective address listed on Schedule A hereof;

(b)         if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.11 above; and

(c)         if to the Partnership:

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Enviva Partners, LP
c/o Enviva Partners GP, LLC (as sole General Partner)

7200 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

Attention:

Facsimile:

Email:

with a copy to:

Vinson & Elkins L.L.P.
1001 Fannin Street
Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne

  Christian E. Mathiesen

Facsimile:

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 10.2     Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 10.3     Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser only in accordance with Section 2.11 hereof.

Section 10.4     Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.

Section 10.5     Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 10.6     Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

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Section 10.7     Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 10.8     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.9     Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

Section 10.10     Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 10.11     Entire Agreement. This Agreement, the Common Unit Purchase Agreement and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, representations or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement and the Common Unit Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 10.12     Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 10.13     No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

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Section 10.14     Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Purchaser hereunder.

Section 10.15     Independent Nature of Purchaser’s Obligations. The obligations of each Purchaser (and their permitted transferees and assignees) under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 10.16     Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.

[Signature page to follow.]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

ENVIVA PARTNERS, LP

By:	ENVIVA PARTNERS GP, LLC
as its sole general partner

By:
Name:	Shai Even
Title:	Executive Vice President and Chief Financial Officer

Signature Page to

Registration Rights Agreement

[HOLDER]

By:	[•]

By:
Name:	[•]
Title:	[•]

Signature Page to

Registration Rights Agreement

Schedule A

Purchaser Name; Notice and Contact Information; Opt-Out Election

Purchaser Name	Notice and Contact Information	Tax I.D. Number	Opt-Out Election per Section 2.02(a)

Exhibit A to

Common Unit Purchase Agreement

Exhibit B – Form of Opinion of Vinson & Elkins L.L.P.

Based on the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

i.	The Partnership is a limited partnership organized under the Delaware LP Act with all limited partnership power and authority, as applicable, (i) to enter into the Purchase Agreement and the Registration Rights Agreement and to perform its obligations thereunder, and (ii) to own its properties and to conduct its business as described in the SEC Reports. We confirm that the Partnership is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign limited partnership in the states set forth opposite its name on Exhibit A hereto.

ii.	The General Partner is a limited liability company organized under the Delaware LLC Act with all limited liability company power and authority to own its properties, to conduct its business and to act as the general partner of the Partnership, as applicable, as described in the SEC Reports. We confirm that the General Partner is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign limited liability company in the states set forth opposite its name on Exhibit A hereto.

iii.	The Units to be issued and sold by the Partnership pursuant to the Purchase Agreement and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered by the Partnership against payment therefore in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement), nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and free of preemptive rights arising from the Partnership Agreement.

iv.	The execution, delivery and performance of the Purchase Agreement by the Partnership have been duly authorized by all necessary limited partnership action; and the Purchase Agreement has been duly executed and delivered by the Partnership.

v.	The execution, delivery and performance of the Registration Rights Agreement have been duly authorized by all necessary limited partnership action of the Partnership, and the Registration Rights Agreement has been duly executed and delivered by the Partnership and is the legally valid and binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms, except as the enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and implied covenants of good faith and fair dealing.

Exhibit B to

Common Unit Purchase Agreement

vi.	As of the date hereof, the execution and delivery of the Operative Documents by the Partnership, the offering, issuance and sale of the Units by the Partnership to the Purchasers pursuant to the Purchase Agreement and the consummation of the transactions contemplated by the Operative Documents do not:

a.          violate the Certificate of Limited Partnership of the Partnership or the Partnership Agreement;

b.          result in the breach of or a default under any material agreements filed as an exhibit 10 to the Partnership’s Annual Report on Form 10-K filed February 27, 2020 and any subsequently filed Quarterly Report on Form 10-Q; or

c.          violate any federal or New York statute, rule or regulation applicable to the Partnership Entities or the Delaware LP Act or the Delaware LLC Act; or

d.             require any consents, approvals, or authorizations to be obtained by the Partnership Entities from, or any registrations, declarations or filings to be made by the Partnership Entities with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Partnership Entities or the Delaware LP Act or the Delaware LLC Act on or prior to the date hereof that have not been obtained or made;

vii.	except in clauses (b), (c) and (d) above for any such breaches, defaults, violations, consents, approvals, authorizations, registrations, declarations or filings that, individually or in the aggregate, the occurrence of which or the failure to have obtained have not materially impaired and will not materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in the Operative Documents or would not reasonably be expected to have a Partnership Material Adverse Effect; provided, however, that we express no opinion in this paragraph (vi) with respect to federal or state securities laws.

viii.	The Partnership is not and, immediately after giving effect to the issuance and sale of the Units in accordance with the Purchase Agreement and the application of the proceeds therefrom, it will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

ix.	Assuming the accuracy of the representations and warranties of each Purchaser and the Partnership contained in the Purchase Agreement, the issuance and sale of the Units pursuant to the Purchase Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended. We express no opinion, however, as to when or under what circumstances you may reoffer or resell any Units.

Exhibit B to

Common Unit Purchase Agreement

Exhibit C – Subsidiaries of the Partnership

Entity Name	Jurisdiction of Formation
Enviva GP, LLC	Delaware
Enviva Partners Finance Corp.	Delaware
Enviva, LP	Delaware
Enviva Energy Services, LLC	Delaware
Enviva Pellets Ahoskie, LLC	Delaware
Enviva Pellets Amory, LLC	Delaware
Enviva Pellets Northampton, LLC	Delaware
Enviva Pellets Southampton, LLC	Delaware
Enviva Port of Chesapeake, LLC	Delaware
Enviva Pellets Cottondale, LLC	Delaware
Enviva Port of Wilmington, LLC	Delaware
Enviva Pellets Sampson, LLC	Delaware
Enviva Port of Panama City, LLC	Delaware
Enviva Wilmington Holdings, LLC	Delaware
Enviva Pellets Hamlet, LLC	Delaware
Enviva Energy Services Cooperatief, U.A.	Netherlands

Enviva Energy Services (Jersey), Limited	Jersey
Enviva MLP International Holdings, LLC	Delaware

Exhibit D to

Common Unit Purchase Agreement

Exhibit D – Form of Lock-Up Agreement

To the Purchasers Listed on Schedule A to Common Unit Purchase Agreement (the “Purchasers”)

Ladies and Gentlemen:

The undersigned understands that Enviva Partners, LP, a Delaware limited partnership (the “Partnership”) has entered into a Common Unit Purchase Agreement, dated as of June 18, 2020 (the “Purchase Agreement”), with the purchasers party thereto providing for the private placement of common units representing limited partner interests in the Partnership (the “Common Units”).

It is anticipated that in connection with the private placement, the Partnership shall, following completion of the private placement, file a registration statement under the Securities Act of 1933, as amended (the “Registration Statement”), with respect to the possible resale, from time to time, of the Common Units and that such Registration Statement will be filed by the Partnership within the time period specified by, and the Partnership will keep the Registration Statement effective until such time as may be provided in, the definitive agreements entered into in connection with the private placement of the Common Units.

In recognition of the benefit that such a private placement will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Purchasers that, during the period beginning on the Closing Date (as defined in the Purchase Agreement) and ending on the date that is [                ] days1 from consummation of the purchase and sale of the Purchased Units (as defined in the Purchase Agreement) (the “Lock-Up Period”), the undersigned will not, without the prior written consent of each of the Purchasers, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Units or any securities convertible into or exchangeable or exercisable for Common Units, whether now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Units”), or exercise any right with respect to the registration of any of the Lock-up Units, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended (other than pursuant to the Registration Rights Agreement between the Partnership and the purchasers, the form of which is attached to the Purchase Agreement), or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Units, whether any such swap or transaction is to be settled by delivery of Common Units or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Units without the prior written consent of the Purchasers, provided that (i) the Purchasers receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, (ii) any such transfer shall not involve a disposition for value, (iii) such transfers are not required to be reported with the Securities and Exchange Commission (the “SEC”) on Form 4 in accordance with Section 16 (“Section 16”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iv) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

1 60 days for Sponsor and 30 days for all other parties.

Exhibit D to

Common Unit Purchase Agreement

(i)          as a bona fide gift or gifts;

(ii)         to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)        as a distribution to limited partners or unitholders of the undersigned;

(iv)        to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned; and

(v)         any exercise of options or vesting or exercise of any other equity-based award, in each case, outstanding on the date of this Lock-Up Agreement, and in each case under the Partnership’s equity incentive plan or any other plan or agreement described in the prospectus included or incorporated by reference in the Registration Statement, and the withholding of Common Units by the Company for the payment of taxes due upon such exercise or vesting, provided that any Common Units received upon such exercise or vesting will also be subject to this Lock-Up Agreement.

[In addition, notwithstanding the foregoing, the Partnership may, without the prior written consent of the Purchasers, (i) issue the Common Units pursuant to the Purchase Agreement and (ii) grant or issue Common Units or any securities convertible or exercisable or exchangeable for Common Units, phantom units, options or other awards pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof and the net settlement and net withholding to satisfy applicable tax withholding obligations and the net exercise price of options, unit appreciation rights or similar awards.]2

Furthermore, the restrictions in the third paragraph of this letter agreement shall not apply to (i) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Units, provided that (a) such plan does not provide for the transfer of Common Units during the Lock-up Period and (b) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Partnership regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Units may be made under such plan during the Lock-up Period, (ii) sales pursuant to any Rule 10b5-1 plan currently in effect on the date hereof, (iii) existing pledges pursuant to loan or similar agreements in effect on the date hereof, as amended from time to time, or any successor to any such agreement, or any transfers pursuant to any such agreement, or (iv) the deemed disposition of Common Units under Section 16 upon the cash settlement of phantom units or unit appreciation rights outstanding as of the date of this Agreement.

Furthermore, the undersigned may sell Common Units of the Partnership purchased by the undersigned on the open market following the private placement if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission on Form 4 in accordance with Section 16 and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

2 For the Partnership lock-up.

Exhibit D to

Common Unit Purchase Agreement